                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made by and among HealthAxis.com, Inc. (the "Company") and the Purchasers listed on Schedule I thereto ("Purchasers").

                                    RECITALS

         A. The Purchasers desire to purchase from the Company and the Company desires to issue and sell to the Purchasers the number of shares of the Company's common stock (the "Common Stock") set forth across from each person's name in Schedule I to the Securities Purchase Agreement dated December 3, 1999 (the "Securities Purchase Agreement"), all upon the terms set forth in the Securities Purchase Agreement. Such offering of shares of Common Stock pursuant to the Securities Purchase Agreement is referred to as (the "Offering").

         B. To induce Purchasers to purchase Common Stock in the Offering, the Company is willing under certain circumstances to register under the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the "Securities Act"), the Common Stock purchased by the Purchasers.

         NOW THEREFORE, intending to be legally bound, the parties hereto agree as follows:

         1. Required Registrations.

            (a) At any time after the earlier of: (i) twelve (12) months following the completion of the sale of the Common Stock in the Offering, or
(ii) six months after the completion of the Company's initial public offering, holders of at least one-half of the then outstanding shares of the Registrable Securities may request, in writing, that the Company effect the registration of Registrable Securities (as defined in Section 7 hereof) owned by such holders on a form that may be used for the registration of Registrable Securities. If the holders initiating the registration intend to distribute the Registrable Securities by means of an underwriting, they shall so advise the Company in their request. In the event such registration is underwritten, the right of other holders to participate shall be conditioned on such holders' participation in such underwriting. Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all holders of the Registrable Securities and holders of Common Stock who have been granted registration rights. Such holders shall have the right, by giving written notice to the Company within 30 days after the Company provides its notice, to elect to have included in such registration a number of their securities, including the Registrable Securities, as such holders may request in such notice of election; provided that if the underwriter (if any) managing the offering determines that, because of marketing factors, all of the securities, including the Registrable Securities, requested to be registered by all holders may not be included in the offering, then subject to the priority rights, if any, of: holders of shares subject to the Registration Rights Agreement dated November 13, 1998 (the "AOL Shares") between the Company and America Online, Inc., (the "AOL Rights Agreement"); holders of the shares issued to Health Plan Services, Inc. ("HPS") subject to the Registration Rights Agreement (the "HPS Shares") between the Company and HPS dated May 29, 1998 (the "HPS Registration Rights Agreement");

holders of the Series C Preferred Stock; Provident American Corporation and its subsidiaries subject to Registration Rights Agreements dated March 30, 1999 (the "Provident Shares"), and other holders of registration rights granted by the Company, the Company shall include in such registration: (i) first, the securities of the holders of the AOL Shares requesting registration pursuant to the terms of the AOL Rights Agreement to the extent entitled to registration under the AOL Rights Agreement; (ii) second, the securities of the holders of the HPS Shares unless the HPS Shares are eligible for resale pursuant to Rule 144 without regard to volume limitations; (iii) third, the securities of the holders of the common stock issuable upon the conversion of the Series C Preferred Stock, the securities of the holder of the common stock issuable upon the conversion of the Series D Preferred Stock and the securities issuable upon the exercise of the warrant granted to UICI, pro rata based on the number of shares requested to be included; (iv) fourth, the securities of holders of the Provident Shares; (v) fifth, the securities of holders of common stock issuable upon the conversion of the Series A Preferred Stock; (vi) sixth, the securities of the holders of Common Stock pursuant to the terms of the Registration Rights Agreement, dated May 7, 1999 and May 11, 1999; (vii) seventh, the securities issuable upon the exercise of warrants granted to ING Baring Furman Selz, LLC;
(viii) eighth, the securities issuable upon the exercise of warrants granted to First Health Group Corp.; (ix) ninth, the securities issuable upon the exercise of warrants granted to Aetna/US Healthcare; (x) tenth, the securities issuable upon the exercise of warrants granted to Blue Cross and Blue Shield Association;
(xi) eleventh, the securities of the Purchasers or their successors or assigns where such entities hold Registrable Securities; and (xii) twelfth, the other securities requested to be included therein by the other holders of the Company securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of shares owned by each such holder. To the extent that all of the Registrable Securities requested to be included in the underwritten offering cannot be included, holders of Registrable Securities shall participate in such offering pro rata among such Purchasers, based on the number of shares of Registrable Securities each holder proposed to include. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration (on a form that may be used for the registration of the Registrable Securities) of all the Registrable Securities which the Company has been requested to so register.

            (b) The Company shall not be required to effect more than two registrations pursuant to the first sentence of paragraph (a) above; provided, however, in the event of a proration pursuant to the foregoing paragraph (a) which results in Purchasers holding Registrable Securities having less than all of the requested securities being included in a current registration, then, to the extent of such unincluded Registrable Securities, the Purchasers shall receive an additional demand registration right upon the expiration of any blackout period, upon the request of the holders of 50% of the remaining Registrable Securities, and the Company shall be obligated to file an additional registration statement (which registration statement shall contain a current prospectus) relating to the Registrable Securities; and (ii) the Company shall use its best efforts to effect the registration of such Registrable Securities as promptly as practicable thereafter. In addition to the foregoing, the Company shall agree upon the first anniversary of the Company's becoming subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act to file a registration statement on Form S-3 (if then available) covering the resale from time to time of all of the remaining Registrable Securities.


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

            (c) The Registration Expenses (as defined in Section 4) shall be paid by the Company with respect to all registrations effected pursuant to this Section.

            (d) The Company may delay the filing or effectiveness of any registration statement for a period of up to 180 days after the date of a request pursuant to this Section 1 if at the time of such request to register Registrable Securities: (i) the Company is engaged or has fixed plans to engage within 30 days of the time of the request in a firm commitment underwritten public offering or (ii) the Company furnishes to the Purchaser or Purchasers requesting registration a certificate signed by senior executive officer of the Company stating that the Company is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, is a material non-public event which would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a period not in excess of 120 days from the effective date of such offering or the date of commencement of such other material activity, as the case may be, provided, however, the Company may not utilize the right set forth in this clause (ii) more than once in any 12-month period.

         2. Piggyback Registration.

            (a) Each time that the Company proposes to register a public offering solely of its authorized but unissued Common Stock or shares held in Treasury ("Primary Shares") or other securities, other than pursuant to a Registration Statement on Form S-4 or Form S-8 or similar or successor forms (collectively, "Excluded Forms"), the Company shall promptly give written notice of such proposed registration to all holders of the Registrable Securities, which shall offer such holders the right to request inclusion of any Registrable Securities in the proposed registration statement.

            (b) Each holder of the Registrable Securities shall have twenty (20) days or such longer period as shall be set forth in the notice from the receipt of such notice to deliver to the Company a written request specifying the number of shares of Common Stock such holder intends to sell and the holder's intended plan of disposition.

            (c) In the event that the proposed registration by the Company is, in whole or in part, an underwritten public offering of securities of the Company, any request under Section 2(b) may specify that the Registrable Securities be included in the underwriting on the same terms and conditions as the shares of Common Stock, if any, otherwise being sold through underwriters under such registration.

            (d) Upon receipt of a written request pursuant to Section 2(b), the Company shall promptly use its best efforts to cause all such Registrable Securities to be registered, to the extent required to permit sale or disposition as set forth in the written request.

            (e) Notwithstanding the foregoing, if the managing underwriter of an underwritten public offering determines and advises in writing that the inclusion of all Registrable Securities proposed to be included in the underwritten public offering, together with the AOL Shares, the HPS Shares and any other issued and outstanding shares of Common Stock proposed to be included therein by holders other than the holders of Registrable Securities (such other shares hereinafter collectively referred to as the "Other Shares"), would interfere with the successful marketing of the securities proposed to be included in the underwritten public offering, then the number of such shares to be included in such underwritten public offering shall be reduced, and shares shall be excluded from such underwritten public offering in a number deemed necessary by such managing underwriter. In the event an exclusion of shares is necessary, shares shall be included in the following order: (i) first, the Primary Shares; (ii) second, the AOL Shares requested to be included in the registration pursuant to the terms of the AOL Rights Agreement to the extent entitled to registration under the AOL Rights Agreement; (iii) third, HPS Shares requested to be included pursuant to the terms of the HPS Registration Rights Agreement unless the HPS Shares are eligible for resale pursuant to Rule 144 without regard to volume limitations; (iv) fourth, the securities issued upon the conversion of the Series C Preferred Stock of holders requesting registration, the securities issued upon the conversion of Series D Preferred Stock of holders requesting registration, and the securities issued upon the exercise of the warrants granted to UICI, pro rata based on the number of shares requested to be included; (v) fifth, the securities of holders of the Provident Shares requesting registration; (vi) sixth, the securities issued upon the conversion of the Series A Preferred Stock of holders requesting registration;
(vii) seventh, the securities of the holders of Common Stock requesting registration pursuant to the terms of the Registration Rights Agreements, dated May 7, 1999 and May 11, 1999; (viii) eighth, the securities issued upon the exercise of the warrants granted to ING Baring Furman Selz, LLC; (ix) ninth, the securities issued upon the exercise of the warrants granted to First Health Group Corp.; (x) tenth, the securities issued upon exercise of the warrants granted to Aetna/US Healthcare; (xi) eleventh, the securities issued upon the exercise of the warrants granted to Blue Cross and Blue Shield Association;
(xii) twelfth, the securities held by the Purchasers or their successors or assigns requesting registration; (xiii) thirteenth, other shares. To the extent all of the Registrable Securities requested to be included in the underwritten public offering can not be included, holders of Registrable Securities shall participate in such offering pro rata based on the number of shares of Registrable Securities each holder proposes to include.

            (f) all shares of Common Stock that are not included in the underwritten public offering shall be withheld from the market by the holders thereof for a period, not to exceed 180 days following an initial public offering and 90 days for any offering thereafter, that the managing underwriter reasonably determines as necessary in order to effect the underwritten public offering. The holders of such shares shall execute such documentation as the managing underwriter reasonably requests to evidence this lock-up.

         3. Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof; and pursuant thereto the Company shall as expeditiously as possible:

            (a) prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement on the appropriate form under the Securities Act, which form shall be available for the sale of such Registrable Securities in accordance with the intended method or methods of distribution thereof, and use its commercially reasonable efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

            (b) notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Commission, such amendments, post-effective amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary or appropriate to keep such registration statement effective for the period required for sale of the Registrable Securities, (provided that in no event shall the Company be obligated to keep such registration statement effective (i) if the Company is eligible to use the Form S-3, at such time as there are no longer any Registrable Securities outstanding, and (ii) if the Company is not eligible to register on Form S-3, until such time as the Purchasers are eligible to sell all of the Registrable Securities pursuant to Rule 144 (k)), cause such prospectus as so supplemented to be filed as required under the Securities Act, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement or supplement to the prospectus;

            (c) if requested by the managing underwriter or underwriters or a holder of Registrable Securities being sold in connection with an underwritten offering, immediately incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters and the holders of a majority in interest of the Registrable Securities being sold reasonably agree should be included therein relating to the plan of distribution with respect to such Registrable Securities, including, without limitation, information with respect to the principal amount of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering, and make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

            (d) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

            (e) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions where such registration or qualification is required as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph (ii) subject itself to taxation in any such jurisdiction or
(iii) consent to general service of process in any such jurisdiction);

            (f) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which the prospectus included in such registration statement as then in effect, contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, at the request of any such seller, the Company shall promptly prepare a supplement or amendment to such prospectus so that, thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact required to be stated therein or omit to state any fact necessary to make the statements therein not misleading;

            (g) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed or traded, and, if not so listed or traded, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use commercially reasonable efforts to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

            (h) cooperate with the selling holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; enable such Registrable Securities to be in such denominations and registered in such names as the selling holders or the managing underwriters, if any, may request at least ten Business Days prior to any sale of Registrable Securities; and provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

            (i) enter into such customary agreements (including, if there is an underwriter, underwriting agreements in customary form including, without limitation, the requirement to obtain an opinion of counsel to the Company and a "comfort letter" from the independent public accountants to the Company in the usual and customary form for such an underwritten offering);

            (j) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company that is customary, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

            (k) cooperate, and cause the Company's officers, directors, employees and independent accountants to cooperate, with the selling holders of Registrable Securities and the managing underwriters, if any, in the sale of the

Registrable Securities and take any actions necessary to promote, facilitate or effectuate such sale;

            (l) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make available to its security holders, as soon as reasonably practicable, an earning statement covering the period of at least twelve months, beginning with the first fiscal quarter beginning after the effective date of the registration statement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act;

            (m) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order; and

            (n) otherwise use its best effects to take all other steps necessary to effect the registration of the Registrable Securities.

         4. Registration Expenses.

            (a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees (including, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel as may be required under the rules and regulations of the NASD), fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel for the underwriters or selling holders in connection with blue sky qualifications and determination of their eligibility for investment under applicable laws), printing expenses, messenger, telephone and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance), underwriters (excluding underwriters' discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), shall be borne by the Company and the Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance if such insurance coverage is obtained by the Company and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system.

            (b) Each holder of securities included in any registration hereunder shall pay those expenses which are not Registration Expenses which are allocable to the registration of such holder's securities so included (such as the fees and disbursements of any counsel engaged by any Purchaser), and any such expenses not so allocable, such as the underwriting discount and any selling commissions shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

         5. Indemnification and Contribution

            (a) The Company agrees to indemnify and hold harmless each holder of Registrable Securities which is included in a registration statement pursuant to
Section 1 herein, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses, including without limitation attorneys' fees, except as limited by Paragraph 5(c), which arise out of or are based upon: (i) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or with respect to a prospectus, necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same; and (ii) any violation by the Company of the Securities Act, the Exchange Act (as defined below), any applicable state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

            (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company and any underwriter reasonably requests for use in connection with any such registration statement or prospectus and shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses, including without limitation attorneys' fees, except as limited by Paragraph 5(c), resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder.

            (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

            (d) If the indemnification provided for in this Section 5 is unavailable to an indemnified party under paragraphs (a) or (b) hereof in respect to any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Company and the holder of Registrable Securities in connection with the statements or omissions that resulted in such losses, claim, damages, liabilities or expenses. The relative fault of the Company and the holder of Registrable Securities in connection with the statements that resulted in such losses, claims, liabilities or expenses shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material facts or the omission or alleged omission to state a material fact relates to information supplied by the Company or the holder of the Registrable Securities and the parties relative intent, knowledge, access to information and opportunity to correct such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 5(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or, except as provided in Section 5(c), defending any such action or claim.

            (e) Notwithstanding any other provision of this Section, the liability of any holder of Registrable Securities for indemnification or contribution under this Section shall be individual to each holder and shall not exceed an amount equal to the number of shares sold by such holder of Registrable Securities multiplied by the net amount per share which he receives in such underwritten offering.

            (f) The indemnification and contribution provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities.

         6. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the

Company or the underwriters other than representations and warranties directly regarding such holder and such holder's intended method of distribution.

         7. Definitions.

            "NASD" means the National Association of Securities Dealers.

            "Person" means any individual, corporation, partnership, limited liability company, trust, estate, association, cooperative, government or governmental entity (or any branch, subdivision or agency thereof) or any other entity.

            "Registrable Securities" means (i) any of the shares of Common Stock issued in the Offering; and (ii) any other securities that subsequently may be issued or issuable with respect to such shares of Common Stock as a result of a stock split or dividend or any sale, transfer, assignment or other transaction involving such shares of the Company and any securities into which the shares of Common Stock may thereafter be changed as a result of merger, consolidation, recapitalization or other similar transaction. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been distributed to the public pursuant to a offering registered under the Securities Act or eligible to be sold to the public pursuant to Rule 144(k) under the Securities Act (or any such rule then in force) or, if held by an affiliate of the Company, when all such securities of such person are eligible for resale pursuant to Rule 144 and could be sold in one transaction in accordance with the volume limitations contained in Rule 144(e)(1)(i). For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

            "Securities Act" means the Securities Act of 1933, as amended.

         8. Rule 144. From and after the time the Company's Common Stock is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in order to permit each Purchaser to sell the securities of the Company it holds from time to time pursuant to Rule 144 promulgated by the Commission or any successor to such rule or any other rule or regulation of the Commission that may at any time permit each Purchaser to sell its securities to the public without registration ("Resale Rules"), the Company will:

            (a) comply with all rules and regulations of the Commission applicable in connection with use of the Resale Rules;

            (b) make and keep adequate and current public information available, as those terms are understood and defined in the Resale Rules, at all times;

            (c) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;

            (d) furnish annually to the Purchasers material containing the information required by Rule 14a-3(b) under the Exchange Act;

            (e) furnish to each Purchaser promptly upon request (i) a written statement by the Company that it has complied with the reporting requirements of the Resale Rules, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and any other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing the Purchasers of any rule or regulation of the Commission which permits the selling of any shares of Common Stock holding the Purchasers without registration; and

            (f) take any action (including cooperating with the Purchasers to cause the transfer agent to remove any restrictive legend on certificates evidencing the shares of Common Stock held by the Purchasers) as shall be reasonably requested by the Purchasers or which shall otherwise facilitate the sale of shares of Common Stock held by the Purchasers from time to time by the Purchasers pursuant to the Resale Rules.

         9. Rule 144A Information. Until such time as the Company is subject to
Section 13 or 15(d) of the Exchange Act, the Company will make available, upon request, to the Purchasers and prospective purchaser or transferee of Registrable Securities designated by the Purchasers, the information required to allow the resale or other transfer of Registrable Securities pursuant to Rule 144A promulgated by the Commission under the Securities Act to enable resales and other transfers of the Registrable Securities to be made pursuant to such Rule 144A.

         10. Miscellaneous.

             (a) No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement, or grant to any person any registration rights, ("New Registration Rights") with respect to securities of the Company if such New Registration Rights are, in the reasonable opinion of the Purchasers, superior in any fashion to the registration rights granted to the Purchasers pursuant to this Agreement, unless the holders of a majority of the Registrable Securities then outstanding consent in writing to such Registration Rights or such other inconsistent agreement, provided however this limitation shall not apply to any registration rights currently outstanding or which the Company is legally obligated to grant as of the date hereof.

             (b) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and holders of a majority of the Registrable Securities.

             (c) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of the Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of the Registrable Securities. A person is deemed to be a holder of the Registrable Securities whenever such person is the registered holder of the Registrable Securities. Upon the transfer of any Registrable Securities, the transferring holder of the Registrable Securities shall cause the transferee to execute and deliver to the Company a counterpart of this Agreement.

             (d) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

             (e) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

             (f) Descriptive Heading. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

             (g) Governing Law. The corporate law of Pennsylvania shall govern all issues and questions concerning the relative rights of the Company and its shareholders. All issues and questions concerning the construction, validity, interpretation and enforcement of this Agreement shall be governed by, and construed in accordance with, the laws of Pennsylvania, without giving effect to any choice of law or conflict of law rules or provisions (whether of Pennsylvania or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than Pennsylvania.

             (h) Notices. Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be received when personally delivered or sent by overnight courier or registered mail, return receipt requested, addressed (i) if to the Company, at HealthAxis.com, Inc., 2500 DeKalb Pike, Norristown, Pennsylvania 19404-0511, Attention: President and to Blank Rome Comisky & McCauley LLP, 1 Logan Square, Philadelphia, Pennsylvania 19103, Attn:
Barry H. Genkin, Esquire; and (ii) if to any Purchaser, to the address set forth on Schedule I hereto and to Akin, Gump, Strauss, Hauer & Feld, L.L.P., 590 Madison Avenue, New York, New York 10022, Attn: James Kaye, Esq. (or at such other address as each party furnishes by notice given in accordance with this
Section 10).

                     SIGNATURE PAGE TO HEALTHAXIS.COM, INC.
                          REGISTRATION RIGHTS AGREEMENT


         IN WITNESS WHEREOF, the undersigned has executed this Registration Rights Agreement this sixth day of December, 1999.

                               HEALTHAXIS.COM, INC.


                               By: /s/ Michael Ashker
                                   --------------------------------------------
                                   Name:  Michael Ashker
                                   Title: President and Chief Executive Officer


                               PROVIDENT AMERICAN CORPORATION


                               By: /s/ Francis L. Gillan III
                                   --------------------------------------------
                                   Name:  Francis L. Gillan III
                                   Title: Chief Financial Officer and Treasurer


                               BROWN SIMPSON STRATEGIC GROWTH FUND, LTD.


                               By: Brown Simpson Asset Management, LLC


                               By: ____________________________________________
                                   Name:
                                   Title:


                               BROWN SIMPSON STRATEGIC GROWTH FUND, L.P.

                               By: Brown Simpson Capital, LLC,
                               its general partner

                               By: _____________________________________________
                                   Name:
                                   Title:


                               BROWN SIMPSON - ORD INVESTMENTS LC


                               By: ____________________________________________
                                   Name:
                                   Title:


                               LB I GROUP INC.


                               By: /s/ Steven Berkenfeld
                                   --------------------------------------------
                                   Name:  Steven Berkenfeld
                                   Title: Senior Vice President


                               ROYAL BANK OF CANADA


                               By: its Agent
                               RBC Dominion Securities


                               By: /s/ Mark A. Standish
                                   Name:  Mark A. Standish
                                   Title: Managing Director


                               By: /s/ Roger A. Blissett
                                   Name:  Roger A. Blissett
                                   Title: Vice President, Deputy General Counsel

                               VAUBAN INVESTISSMENT SA


                               By: ____________________________________________
                                   Name:
                                   Title:


                               SENECA CAPITAL, L.P.


                               By: Seneca Capital Advisors, LLC, its
                                   general partner


                               By: /s/ Doug Hirsch
                                   --------------------------------------------
                                   Name:  Doug Hirsch
                                   Title: Managing Partner


                               SENECA CAPITAL INTERNATIONAL, LTD.


                               By: /s/ Doug Hirsch
                                   --------------------------------------------
                                   Name:  Doug Hirsch
                                   Title: Managing Partner


                               GOOD FAMILY LLC


                               By: /s/ Daniel J. Good
                                   --------------------------------------------
                                   Name:  Daniel J. Good
                                   Title: Manager


                               EUROPA INTERNATIONAL INCORPORATED

                               By: Knoll Capital Management,
                                   its investment manager


                               By: ____________________________________________
                                   Name:
                                   Title:


                               ROBERT CAPITAL MANAGEMENT, LLC


                               By: ____________________________________________
                                   Name:
                                   Title:


                               THE RAPTOR GLOBAL PORTOLIO LIMITED

                               By: Tudor Investment Corporation


                               By: /s/ William T. Flaherty
                                   --------------------------------------------
                                   Name:  William T. Flaherty
                                   Title: Vice President


                               ALTAR ROCK FUND L.P.

                               By: Tudor Investment Corporation


                               By: /s/ William T. Flaherty
                                   --------------------------------------------
                                   Name:  William T. Flaherty
                                   Title: Vice President

                               MKB INVESTMENT PARTNERS


                               By: /s/ William Kaye
                                   --------------------------------------------
                                   Name:  William Kaye
                                   Title: Partner


                                   /s/ Steven Weinstein
                                   --------------------------------------------
                                   Steven Weinstein


                                   --------------------------------------------
                                   Matthew C. Brown


                                   /s/ James R. Simpson
                                   --------------------------------------------
                                   James R. Simpson


                                   --------------------------------------------
                                   Mitchell D. Kaye


                                   --------------------------------------------
                                   Evan M. Levine


                                   /s/ Stephen M. Peck
                                   --------------------------------------------
                                   Stephen M. Peck


                                   /s/ Peter S. Darling
                                   --------------------------------------------
                                   Peter S. Darling


                                   /s/ Steven McGrath
                                   --------------------------------------------
                                   Steven McGrath


                               Fordham Follies L.L.C.


                               By: ____________________________________________
                                   Name:
                                   Title:

                                   SCHEDULE I


Purchasers:                                     Amount of Registrable Securities
----------                                      --------------------------------
Provident American Corporation                               133,333
2500 Dekalb Pike
Norristown, PA  19404
Attn: President
Fax:  (610) 279-4498

Brown Simpson Strategic Growth Fund, L.P.                    466,667
152 West 57th Street, 40th Floor
New York, New York  10029
Attn: Evan Levine
Fax:  (212) 247-1329

Brown Simpson Strategic Growth Fund, Ltd.                    333,333
152 West 57th Street, 40th Floor
New York, New York  10019
Attn: Paul Fustus
Fax:  (212) 247-1329

Brown Simpson - ORD Investment LLC                            66,667
c/o OTA Limited Partnership
1 Manhattanville Road
Purchase, New York  10577
Attn: Vinny DiGeso
Fax:  (914) 694-6342

LBI Group Inc.                                               766,667
c/o Lehman Brothers, Inc.
3 World Financial Center
New York, New York  10285
Attn: Steve Weinstein
Fax:  (212) 526-2198

Royal Bank of Canada                                         800,000
by its Agent
RBC Dominion Securities One Liberty Plaza - 2nd Floor
165 Broadway
New York, New York 10006-1404 U.S.A.
Attn: Vice President, Global Middle Office
Fax:  (212) 858-7439

Vauban Investissement SA                                      66,667

Vauban Investissement SA
Caracasbaaiweg 199
P.O. Box 6050
Curacao, Netherlands Antilles

Seneca Capital L.P.                                          104,820
c/o Seneca Capital Advisors, LLC
830 Third Avenue, 14th Floor
New York, New York 10022
Telephone: (212) 371-1300
Facsimile: (212) 758-6060
Attention: Mr. Doug Hirsch

Seneca Capital International, Ltd., to:                      128,513
c/o Seneca Capital Advisors, LLC
830 Third Avenue, 14th Floor
New York, New York 10022
Telephone: (212) 371-1300
Facsimile: (212) 758-6060
Attention: Mr. Doug Hirsch

Good Family LLC                                              133,333
1211 Lake Road
Lake Forest, IL
Telephone:
Facsimile:
Attention: Dan Good

Europa International Incorporated                            133,333
c/o Knoll Capital Management, L.P.
200 Park Avenue, Suite 3900
New York, New York  10166
Telephone: (212) 808-7474
Facsimile: (212) 808-7475
Attn:  Fred Knoll

Robert Capital Management, LLC                                46,667
610 5th Avenue, 7th Floor
New York, New York  10020
Telephone: (212) 218-8870
Facsimile: (212)
Attn: Steven Robert

The Raptor Global Portfolio Limited                          464,800
c/o Tudor Investment Corporation
40 Rowes Wharf, 2nd Floor
Boston, MA  02110
Telephone: (617) 772-4600
Facsimile: (617) 737-9280
Attention: William Flaherty

Altar Rock Fund L.P.                                           1,867
c/o Tudor Investment Corporation
40 Rowes Wharf, 2nd Floor
Boston, MA  02110
Telephone: (617) 772-4600
Facsimile: (617) 737-9280
Attention: William Flaherty

Steven Weinstein                                              16,667
c/o Lehman Brothers, Inc.
3 World Financial Center
New York, New York  10285
Telephone: (212) 526-6957
Facsimile: (212) 526-2199
Attention: Steve Weinstein

Matthew C. Brown                                               6,667
152 West 57th Street, 40th Floor
New York, New York  10029
Attn: Evan Levine
Fax:  (212) 247-1329

James R. Simpson                                              16,667
152 West 57th Street, 40th Floor
New York, New York  10029
Attn: Evan Levine
Fax:  (212) 247-1329

Mitchell D. Kaye                                              16,667
152 West 57th Street, 40th Floor
New York, New York  10029
Attn: Evan Levine
Fax:  (212) 247-1329

Evan M. Levine                                                16,667
152 West 57th Street, 40th Floor
New York, New York  10029
Attn: Evan Levine
Fax:  (212) 247-1329

MKB Investments Partners                                      33,333
c/o M.R. Weiser & Co. LLP
135 West 50th Street, 12th Floor
New York, New York  10020-1299
Telephone: (212) 641-4700
Facsimile: (212) 641-6888
Attn: Sidney Margenbesser

Stephen M. Peck                                                6,667
1775 Broadway
New York, New York  10019
Telephone: (212) 424-0320
Facsimile: (212) 757-8501

Peter S. Darling                                              16,667
c/o Deltec Securities (U.K.) Limited
Brettenham House
5 Lancaster Place
London, United Kingdom WC2E 7EN
Telephone: (011) 44-171-379-7227
Facsimile: (011) 44-171-379-7577

Steven McGrath                                                66,667
39 Talbot Court
Short Hills, N.J.  07079
Telephone: (973) 467-1804
Facsimile: (973) 467-5199

Fordham Follies, L.L.C.                                        2,667
c/o Veronica Kelly
615 East 14th Street, Apt. 11G
New York, New York  10009
Telephone: (212) 614-8449